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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2000

                                   HPSC, INC.
                                   ----------

             (Exact name of registrant as specified in its charter)

DELAWARE                           0-11618              04-256004
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(State or other jurisdiction       (Commission          (IRS Employer
of incorporation)                  File Number)         Identification No.)

60 STATE STREET, BOSTON, MA                                  02109
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (617) 720-3600
                                                    --------------

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ITEM 5.  OTHER EVENTS.

     On December 21, 2000, the Board of Directors of HPSC, Inc. (the "Company") announced that the Company completed a $527 million equipment receivables backed securitization.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS.

          EXHIBIT NUMBER

               99.1 Press Release



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HPSC, INC.
                                   ----------
                                   Registrant


DATED:   December 21, 2000          By:        /s/ John W. Everets
                                               -------------------
                                                   John W. Everets
                                                   Chairman and Chief
                                                   Executive Officer